UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2004

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	file number)	identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)
(870) 541-1000 (Registrant’s telephone number, including area code)

ITEM: 9 REGULATION FD DISCLOSURE

        The following is the text of a press release issued by the registrant at 8:00 A.M. Central Standard Time on January 15, 2004.

SIMMONS FIRST ANNOUNCES RECORD ANNUAL EARNINGS

        Pine Bluff, Arkansas – Simmons First National Corporation today announced record earnings of $23,790,000 or $1.65 diluted earnings per share for the year ended December 31, 2003, compared to earnings of $22,078,000, or $1.54 diluted earnings per share for the year ended 2002. This represents a $1.7 million, or 7.8% increase in the 2003 earnings over 2002. Return on average assets and return on average stockholders’ equity for the year ended December 31, 2003, was 1.18% and 11.57%, compared to 1.12% and 11.56%, respectively, for the year ended 2002.

        “With 2003 earnings at a record level, we are obviously pleased with the results,” said J. Thomas May, Chairman and Chief Executive Officer. “The significant increase in earnings over last year is primarily attributable to the increased volume of the Company’s mortgage banking operation, growth in the loan portfolio, and a lower provision for loan losses, which correlates to the improved asset quality ratios.”

        Earnings for the fourth quarter of 2003 were $5,318,000 or $0.37 diluted earnings per share. The diluted earnings per share reflect a decrease of $0.03 when compared to the fourth quarter 2002 diluted earnings of $0.40. This decrease in the fourth quarter is primarily attributable to a lower refinancing volume in the Company’s mortgage production and increased expenses associated with the use of the Company’s credit card air mile reward program.

        At December 31, 2003, the Company’s loan portfolio totaled $1.418 billion, which is a $161 million, or a 12.8%, increase from the same period last year. This increase is due partially to the recently completed acquisition of nine branches in North Central and Northeast Arkansas during the fourth quarter of 2003, which included $99 million in loans. The additional growth was attributable to increased loan demand the Company experienced in its construction and commercial real estate loan portfolios.

        As of December 2003, asset quality remained strong with non-performing loans lower by $690,000 from the same period last year. Non-performing loans to total loans improved to 0.82% from 0.97% from the same period last year, and the allowance for loan losses improved to 219% of non-performing loans, compared to 179% from the same period last year. At year-end, the allowance for loan losses equaled 1.79% of total loans, which is an improvement of 4 basis points from the 1.75% reflected at year-end 2002.

        Total assets for the Corporation at December 31, 2003, were $2.236 billion, an increase of $258 million over the year ended December 31, 2002. Stockholders’ equity at the end of 2003 was $210 million, a $12.4 million, or 6.3%, increase from December 31, 2002.

        Upon completion of the recently announced acquisitions, Simmons First National Corporation, a financial holding company, will have assets of approximately $2.4 billion, with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado, and Hot Springs, Arkansas. The Company’s eight banks will conduct financial operations from 79 offices, of which 77 are financial centers, in 45 communities.

CONFERENCE CALL

        Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, January 15, 2004. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 4289231 and the recording will be available through the end of business January 22, 2004. In addition, the call will also be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

        Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol: SFNC

Simmons First National Corporation SFNC
Consolidated End of Period Balance Sheets For the Quarters Ended (In thousands)	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003	Dec 31 2002

ASSETS
Cash and non-interest bearing balances due from banks	$78,205	$68,068	$71,168	$74,609	$76,452
Interest bearing balances due from banks	31,850	32,880	43,623	32,631	28,473
Federal funds sold and securities purchased
under agreements to resell	91,560	34,975	35,625	51,400	86,620

Cash and cash equivalents	201,615	135,923	150,416	158,640	191,545

Investment securities	491,950	444,845	432,938	413,669	404,048
Mortgage loans held for sale	12,211	19,349	30,700	26,223	33,332
Assets held in trading accounts	90	370	212	11,349	192

Loans	1,418,314	1,325,428	1,286,842	1,257,455	1,257,305
Allowance for loan losses	(25,347)	(22,795)	(22,229)	(21,826)	(21,948)

Net loans	1,392,967	1,302,633	1,264,613	1,235,629	1,235,357

Premises and equipment	49,369	45,366	45,980	46,125	47,047
Foreclosed assets held for sale, net	2,979	2,774	2,700	2,426	2,705
Interest receivable	12,678	13,757	11,985	13,519	13,133
Goodwill	45,159	32,877	32,877	32,877	32,877
Core deposits, net	5,258	539	562	587	613
Other assets	21,502	17,198	16,220	17,112	16,730

TOTAL ASSETS	$2,235,778	$2,015,631	$1,989,203	$1,958,156	$1,977,579

LIABILITIES
Non-interest bearing transaction accounts	$270,343	$245,176	$257,006	$239,996	$239,545
Interest bearing transaction accounts and savings deposits	670,908	563,344	568,380	571,614	565,041
Time deposits less than $100,000	525,806	495,654	476,835	495,621	504,029
Time deposits greater than $100,000	336,411	320,475	309,906	308,440	310,581

Total deposits	1,803,468	1,624,649	1,612,127	1,615,671	1,619,196

Federal funds purchased and securities
sold under agreements to repurchase	100,209	84,781	80,342	53,053	86,705
Short-term debt	6,833	13,559	1,943	1,712	3,619
Long-term debt - parent company	8,000	8,000	10,000	10,000	10,000
Long-term FHLB debt - affiliate banks	45,666	47,901	48,339	43,259	27,032
Trust preferred securities	47,250	17,250	17,250	17,250	17,250
Accrued interest and other liabilities	14,357	12,293	14,144	16,210	16,172

TOTAL LIABILITIES	2,025,783	1,808,433	1,784,145	1,757,155	1,779,974

STOCKHOLDERS' EQUITY
Capital stock	14,102	14,083	14,104	7,075	7,071
Surplus	35,988	35,846	36,545	44,536	44,495
Undivided profits	160,191	156,847	152,066	147,371	143,808
Accumulated other comprehensive (loss) income
Unrealized (depreciation) appreciation on AFS securities	(286)	422	2,343	2,019	2,231

TOTAL STOCKHOLDERS' EQUITY	209,995	207,198	205,058	201,001	197,605

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,235,778	$2,015,631	$1,989,203	$1,958,156	$1,977,579

Page 1
Simmons First National Corporation SFNC
Consolidated Average Quarter-to-Date Balance Sheets For the Quarters Ended (In thousands)	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003	Dec 31 2002

ASSETS
Cash and non-interest bearing balances due from banks	$71,551	$65,196	$61,259	$63,094	$67,260
Interest bearing balances due from banks	61,436	35,458	57,314	51,151	33,780
Federal funds sold and securities purchased
under agreements to resell	88,853	27,363	54,825	83,873	66,615

Cash and cash equivalents	221,840	128,017	173,398	198,118	167,655

Investment securities - held-to-maturity	152,310	156,828	196,382	204,910	216,785
Investment securities - available-for-sale	292,662	282,722	220,698	201,477	188,799
Mortgage loans held for sale	12,355	28,901	27,908	21,635	26,837
Assets held in trading accounts	417	2,306	1,091	762	2,966

Loans	1,355,088	1,313,382	1,268,044	1,254,720	1,262,300
Allowance for loan losses	(24,375)	(22,775)	(22,321)	(22,488)	(22,250)

Net loans	1,330,713	1,290,607	1,245,723	1,232,232	1,240,050

Premises and equipment	47,163	45,789	46,284	46,729	47,512
Foreclosed assets held for sale, net	2,811	2,673	2,494	2,640	2,283
Interest receivable	13,376	12,893	12,935	13,076	14,493
Goodwill and core deposits, net	40,926	33,425	33,451	33,476	33,493
Other assets	19,222	17,974	16,669	16,567	16,614

TOTAL ASSETS	$2,133,795	$2,002,135	$1,977,033	$1,971,622	$1,957,487

LIABILITIES
Non-interest bearing transaction accounts	$260,254	$242,271	$238,537	$230,222	$227,461
Interest bearing transaction accounts	192,358	177,330	179,420	170,445	161,262
Savings deposits	421,061	385,344	395,322	396,872	392,754
Time deposits less than $100,000	506,743	491,828	492,268	500,065	511,247
Time deposits greater than $100,000	330,891	316,501	307,924	309,426	314,768

Total deposits	1,711,307	1,613,274	1,613,471	1,607,030	1,607,492

Federal funds purchased and securities
sold under agreements to repurchase	108,181	89,986	68,102	84,839	78,335
Short-term debt	13,993	4,220	963	1,679	6,383
Long-term debt	76,909	73,834	76,162	62,744	52,130
Accrued interest and other liabilities	13,196	13,499	14,173	14,413	16,014

TOTAL LIABILITIES	1,923,586	1,794,813	1,772,871	1,770,705	1,760,354

TOTAL STOCKHOLDERS' EQUITY	210,209	207,322	204,162	200,917	197,133

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,133,795	$2,002,135	$1,977,033	$1,971,622	$1,957,487

Page 2

Simmons First National Corporation SFNC
Consolidated Average Year-to-Date Balance Sheets For the Quarters Ended (In thousands)	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003	Dec 31 2002

ASSETS
Cash and non-interest bearing balances due from banks	$65,297	$63,191	$62,171	$63,094	$65,594
Interest bearing balances due from banks	51,325	47,917	54,250	51,151	41,314
Federal funds sold and securities purchased
under agreements to resell	63,642	55,147	69,269	83,873	65,199

Cash and cash equivalents	180,264	166,255	185,690	198,118	172,107

Investment securities - held-to-maturity	177,407	185,864	200,623	204,910	214,846
Investment securities - available-for-sale	249,731	235,264	211,141	201,477	216,018
Mortgage loans held for sale	22,692	26,175	24,789	21,635	16,560
Assets held in trading accounts	1,146	1,392	928	762	1,784

Loans	1,298,127	1,278,930	1,261,418	1,254,720	1,251,072
Allowance for loan losses	(22,994)	(22,529)	(22,404)	(22,488)	(21,318)

Net loans	1,275,133	1,256,401	1,239,014	1,232,232	1,229,754

Premises and equipment	46,491	46,264	46,505	46,729	46,085
Foreclosed assets held for sale, net	2,655	2,603	2,567	2,640	2,101
Interest receivable	13,070	12,967	13,005	13,076	15,045
Goodwill and core deposits, net	35,335	33,451	33,464	33,476	32,808
Other assets	17,615	17,073	16,617	16,567	16,236

TOTAL ASSETS	$2,021,539	$1,983,709	$1,974,343	$1,971,622	$1,963,344

LIABILITIES
Non-interest bearing transaction accounts	$242,902	$237,054	$234,403	$230,222	$226,128
Interest bearing transaction accounts	179,941	175,757	174,957	170,445	159,171
Savings deposits	399,677	392,470	396,093	396,872	381,283
Time deposits less than $100,000	497,728	494,690	496,144	500,065	532,807
Time deposits greater than $100,000	316,245	311,310	308,671	309,426	326,735

Total deposits	1,636,493	1,611,281	1,610,268	1,607,030	1,626,124

Federal funds purchased and securities
sold under agreements to repurchase	87,847	80,994	76,424	84,839	78,518
Short-term debt	5,489	2,622	994	1,679	5,435
Long-term debt	72,211	70,629	69,816	62,744	47,117
Accrued interest and other liabilities	13,816	14,026	14,292	14,413	15,203

TOTAL LIABILITIES	1,815,856	1,779,552	1,771,794	1,770,705	1,772,397

TOTAL STOCKHOLDERS' EQUITY	205,683	204,157	202,549	200,917	190,947

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,021,539	$1,983,709	$1,974,343	$1,971,622	$1,963,344

Page 3 Simmons First National Corporation SFNC
Consolidated Statements of Income - Quarter-to-Date For the Quarters Ended (In thousands, except per share data)	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003	Dec 31 2002

INTEREST INCOME
Loans	$22,334	$22,216	$22,526	$22,239	$23,265
Federal funds sold and securities purchased
under agreements to resell	206	72	160	214	197
Investment securities	3,874	4,026	4,005	3,984	4,092
Mortgage loans held for sale, net of unrealized gains (losses)	210	358	352	300	383
Assets held in trading accounts	4	24	7	2	38
Interest bearing balances due from banks	129	74	156	135	115

TOTAL INTEREST INCOME	26,757	26,770	27,206	26,874	28,090

INTEREST EXPENSE
Time deposits	4,545	4,738	5,121	5,517	6,275
Other deposits	1,014	990	1,263	1,327	1,506
Federal funds purchased and securities
sold under agreements to repurchase	280	244	194	223	249
Short-term debt	51	26	7	5	27
Long-term debt	999	908	1,363	922	854

TOTAL INTEREST EXPENSE	6,889	6,906	7,948	7,994	8,911

NET INTEREST INCOME	19,868	19,864	19,258	18,880	19,179
Provision for loan losses	2,197	2,196	2,196	2,197	2,562

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	17,671	17,668	17,062	16,683	16,617

NON-INTEREST INCOME
Trust income	1,428	1,317	1,166	1,576	1,257
Service charges on deposit accounts	2,710	2,786	2,639	2,454	2,655
Other service charges and fees	413	299	317	479	353
Income on sale of mortgage loans, net of commissions	792	1,512	1,463	1,164	1,281
Income on investment banking, net of commissions	371	388	597	531	323
Credit card fees	2,456	2,495	2,512	2,319	2,675
Other income	893	1,151	951	781	717
Gain on sale of mortgage servicing	--	--	771	--	--
Loss on sale of securities, net	(14)	--	--	--	(10)

TOTAL NON-INTEREST INCOME	9,049	9,948	10,416	9,304	9,251

NON-INTEREST EXPENSE
Salaries and employee benefits	10,845	10,789	10,603	10,742	10,220
Occupancy expense, net	1,218	1,259	1,272	1,331	1,265
Furniture & equipment expense	1,265	1,329	1,219	1,382	1,393
Loss on foreclosed assets	71	36	127	35	25
Deposit insurance	70	67	67	69	70
Other operating expenses	5,569	4,468	4,649	4,635	4,642

TOTAL NON-INTEREST EXPENSE	19,038	17,948	17,937	18,194	17,615

NET INCOME BEFORE INCOME TAXES	7,682	9,668	9,541	7,793	8,253
Provision for income taxes	2,364	3,057	3,012	2,461	2,590

NET INCOME	$5,318	$6,611	$6,529	$5,332	$5,663

BASIC EARNINGS PER SHARE	$0.38	$0.47	$0.46	$0.38	$0.40

DILUTED EARNINGS PER SHARE	$0.37	$0.46	$0.45	$0.37	$0.40

Page 4 Simmons First National Corporation SFNC
Consolidated Statements of Income - Year-to-Date For the Quarters Ended (In thousands, except per share data)	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003	Dec 31 2002

INTEREST INCOME
Loans	$89,315	$66,981	$44,765	$22,239	$94,892
Federal funds sold and securities purchased
under agreements to resell	652	446	374	214	996
Investment securities	15,889	12,015	7,989	3,984	18,509
Mortgage loans held for sale, net of unrealized gains (losses)	1,220	1,010	652	300	1,007
Assets held in trading accounts	37	33	9	2	88
Interest bearing balances due from banks	494	365	291	135	650

TOTAL INTEREST INCOME	107,607	80,850	54,080	26,874	116,142

INTEREST EXPENSE
Time deposits	19,921	15,376	10,638	5,517	29,503
Other deposits	4,594	3,580	2,590	1,327	6,304
Federal funds purchased and securities
sold under agreements to repurchase	941	661	417	223	1,198
Short-term debt	89	38	12	5	110
Long-term debt	4,192	3,193	2,285	922	3,319

TOTAL INTEREST EXPENSE	29,737	22,848	15,942	7,994	40,434

NET INTEREST INCOME	77,870	58,002	38,138	18,880	75,708
Provision for loan losses	8,786	6,589	4,393	2,197	10,223

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	69,084	51,413	33,745	16,683	65,485

NON-INTEREST INCOME
Trust income	5,487	4,059	2,742	1,576	5,258
Service charges on deposit accounts	10,589	7,879	5,093	2,454	10,084
Other service charges and fees	1,508	1,095	796	479	1,450
Income on sale of mortgage loans, net of commissions	4,931	4,139	2,627	1,164	3,792
Income on investment banking, net of commissions	1,887	1,516	1,128	531	1,087
Credit card fees	9,782	7,326	4,831	2,319	10,161
Other income	3,776	2,883	1,732	781	3,481
Gain on sale of mortgage servicing	771	771	771	--	--
Loss on sale of securities, net	(14)	--	--	--	(10)

TOTAL NON-INTEREST INCOME	38,717	29,668	19,720	9,304	35,303

NON-INTEREST EXPENSE
Salaries and employee benefits	42,979	32,134	21,345	10,742	40,039
Occupancy expense, net	5,080	3,862	2,603	1,331	4,747
Furniture & equipment expense	5,195	3,930	2,601	1,382	5,434
Loss on foreclosed assets	269	198	162	35	177
Deposit insurance	273	203	136	69	296
Other operating expenses	19,321	13,752	9,284	4,635	18,320

TOTAL NON-INTEREST EXPENSE	73,117	54,079	36,131	18,194	69,013

NET INCOME BEFORE INCOME TAXES	34,684	27,002	17,334	7,793	31,775
Provision for income taxes	10,894	8,530	5,473	2,461	9,697

NET INCOME	$23,790	$18,472	$11,861	$5,332	$22,078

BASIC EARNINGS PER SHARE	$1.69	$1.31	$0.84	$0.38	$1.56

DILUTED EARNINGS PER SHARE	$1.65	$1.28	$0.82	$0.37	$1.54

Page 5 Simmons First National Corporation SFNC
Consolidated Risk Based Capital For the Quarters Ended (In thousands)	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003	Dec 31 2002

Tier 1 capital
Stockholders' equity	$209,995	$207,198	$205,058	$201,001	$197,605
Trust preferred securities	47,250	17,250	17,250	17,250	17,250
Intangible assets	(50,417)	(33,416)	(33,439)	(33,464)	(33,490)
Unrealized loss (gain) on AFS securities	286	(422)	(2,343)	(2,019)	(2,231)
Other	(1,160)	(816)	(825)	(837)	(845)

Total Tier 1 capital	205,954	189,794	185,701	181,931	178,289

Tier 2 capital
Qualifying unrealized gain on AFS securities	326	370	415	385	363
Qualifying allowance for loan losses	18,320	16,833	16,372	15,852	15,976

Total Tier 2 capital	18,646	17,203	16,787	16,237	16,339

Total risk-based capital	$224,600	$206,997	$202,488	$198,168	$194,628

Risk weighted assets	$1,458,583	$1,340,640	$1,303,942	$1,262,159	$1,272,104

Assets for leverage ratio	$2,082,552	$1,967,798	$1,939,201	$1,933,475	$1,919,615

Ratios at end of quarter
Leverage ratio	9.89%	9.64%	9.58%	9.41%	9.29%
Tier 1 capital	14.12%	14.16%	14.24%	14.41%	14.02%
Total risk-based capital	15.40%	15.44%	15.53%	15.70%	15.30%
Page 6 Simmons First National Corporation SFNC
Consolidated Loans and Investments For the Quarters Ended (In thousands)	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003	Dec 31 2002

Loan Portfolio - End of Period
Consumer
Credit cards	$165,919	$161,315	$162,554	$165,821	$180,439
Student loans	86,301	89,280	86,429	91,288	83,890
Other consumer	142,995	137,884	142,500	148,113	153,103
Real Estate
Construction	111,567	102,981	99,027	95,317	90,736
Single-family residential	261,947	230,163	231,514	231,660	233,218
Other commercial	408,452	359,708	334,335	298,146	290,469
Unearned income	(11)	(14)	(18)	(22)	(25)
Commercial
Commercial	162,122	146,407	141,160	157,313	144,678
Agricultural	57,393	76,909	66,310	48,821	58,585
Financial institutions	6,370	7,369	7,369	6,544	6,504
Other	15,259	13,426	15,662	14,454	15,708

Total Loans	$1,418,314	$1,325,428	$1,286,842	$1,257,455	$1,257,305

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$12,583	$11,080	$12,610	$18,637	$26,153
U.S. Government agencies	30,017	29,500	41,756	77,983	59,324
Mortgage-backed securities	553	1,051	1,174	1,357	1,510
State and political subdivisions	113,306	112,358	111,035	110,981	120,230
Other securities	20,108	100	100	100	100

Total held-to-maturity	176,567	154,089	166,675	209,058	207,317

Available-for-Sale
U.S. Treasury	16,331	16,134	20,737	13,795	14,878
U.S. Government agencies	280,672	255,232	227,830	172,916	163,484
Mortgage-backed securities	1,382	2,208	2,320	2,618	3,015
State and political subdivisions	4,849	5,009	5,070	5,229	5,303
FHLB stock	6,849	6,821	4,765	4,623	4,552
Other securities	5,300	5,352	5,541	5,430	5,499

Total available-for-sale	315,383	290,756	266,263	204,611	196,731

Total investment securities	$491,950	$444,845	$432,938	$413,669	$404,048

Fair Value - HTM investment securities	$179,494	$157,091	$171,662	$213,778	$212,415

Investment Securities - QTD Average

Taxable securities	$329,745	$322,947	$302,443	$291,368	$287,418
Tax exempt securities	115,227	116,603	114,637	115,019	118,166

Total investment securities - QTD average	$444,972	$439,550	$417,080	$406,387	$405,584

Page 7 Simmons First National Corporation SFNC
Consolidated Risk Based Capital For the Quarters Ended (In thousands)	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003	Dec 31 2002

Allowance for Loan Losses
Balance, beginning of quarter	$22,795	$22,229	$21,826	$21,948	$21,688

Loans charged off
Credit cards	1,186	1,129	1,230	1,160	1,162
Other consumer	544	452	444	547	591
Real estate	587	152	307	458	610
Commercial	1,434	335	257	648	372

Total loans charged off	3,751	2,068	2,238	2,813	2,735

Recoveries of loans previously charged off
Credit cards	148	164	151	207	159
Other consumer	132	142	161	209	101
Real estate	104	54	36	24	29
Commercial	758	78	97	54	144

Total recoveries	1,142	438	445	494	433

Net loans charged off	2,609	1,630	1,793	2,319	2,302
Allowance for loan losses of acquired branch	2,964	--	--	--	--
Provision for loan losses	2,197	2,196	2,196	2,197	2,562

Balance, end of quarter	$25,347	$22,795	$22,229	$21,826	$21,948

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$6,004	$5,833	$5,556	$6,310	$6,268
Commercial	1,969	2,747	2,491	2,325	2,230
Consumer	2,076	2,010	1,603	1,766	1,945

Total nonaccrual loans	10,049	10,590	9,650	10,401	10,443
Loans past due 90 days or more	1,518	1,770	1,994	1,605	1,814

Total non-performing loans	11,567	12,360	11,644	12,006	12,257

Other non-performing assets
Foreclosed assets held for sale	2,979	2,774	2,700	2,426	2,705
Other non-performing assets	393	396	405	418	426

Total other non-performing assets	3,372	3,170	3,105	2,844	3,131

Total non-performing assets	$14,939	$15,530	$14,749	$14,850	$15,388

Ratios
Allowance for loan losses to total loans	1.79%	1.72%	1.73%	1.74%	1.75%
Allowance for loan losses to
non-performing loans	219.13%	184.43%	190.91%	181.79%	179.07%
Allowance for loan losses to
non-performing assets	169.67%	146.78%	150.72%	146.98%	142.63%
Non-performing loans to total loans	0.82%	0.93%	0.90%	0.95%	0.97%
Non-performing assets to total assets	0.67%	0.77%	0.74%	0.76%	0.78%
Page 8 Simmons First National Corporation SFNC

Consolidated - Selected Financial Data For The Quarters Ended (In thousands, except share data)	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003	Dec 31 2002

QUARTER-TO-DATE
Diluted earnings per share (split adjusted)	$0.37	$0.46	$0.45	$0.37	$0.40
Cash dividends declared per common share (split adj.)	0.140	0.130	0.130	0.125	0.125
Cash dividends declared - amount	1,974	1,830	1,834	1,769	1,767
Return on average stockholders' equity	10.04%	12.65%	12.83%	10.76%	11.40%
Return on average assets	0.99%	1.31%	1.32%	1.10%	1.15%
Net interest margin (FTE)	4.17%	4.43%	4.40%	4.39%	4.41%
FTE Adjustment - investments	675	676	664	695	707
FTE Adjustment - loans	94	97	113	98	105
Amortization of intangibles	98	23	26	25	(16)
Amortization of intangibles, net of taxes	61	16	16	16	(26)
Average shares outstanding (split adjusted)	14,089,152	14,092,753	14,128,383	14,148,314	14,132,390
Shares repurchased (split adjusted)	-	32,000	50,000	-	-
Average price of repurchased shares (split adjusted)	-	23.07	19.66	-	-
Average earning assets	1,963,121	1,846,960	1,826,262	1,818,528	1,798,082
Average interest bearing liabilities	1,650,136	1,539,043	1,520,161	1,526,070	1,516,879

YEAR-TO-DATE
Diluted earnings per share (split adjusted)	$1.65	$1.28	$0.82	$0.37	$1.54
Cash dividends declared per common share (split adj.)	0.525	0.385	0.255	0.125	0.480
Return on average stockholders' equity	11.57%	12.10%	11.81%	10.76%	11.56%
Return on average assets	1.18%	1.24%	1.21%	1.10%	1.12%
Net interest margin (FTE)	4.34%	4.41%	4.39%	4.39%	4.37%
FTE Adjustment - investments	2,710	2,035	1,359	695	2,895
FTE Adjustment - loans	402	308	211	98	430
Amortization of intangibles	172	74	51	25	78
Amortization of intangibles, net of taxes	109	48	32	16	49
Average shares outstanding (split adjusted)	14,114,428	14,122,946	14,138,293	14,148,314	14,140,966
Diluted shares outstanding (split adjusted)	301,279	273,436	240,391	214,330	235,532
Average earning assets	1,864,070	1,830,689	1,822,418	1,818,528	1,806,793
Average interest bearing liabilities	1,559,138	1,528,472	1,523,099	1,526,070	1,531,066

END OF PERIOD
Book value (split adjusted)	$14.89	$14.71	$14.54	$14.21	$13.97
Shares outstanding (split adjusted)	14,101,521	14,083,109	14,103,472	14,150,560	14,142,910
Full-time equivalent employees	1,042	1,000	992	973	977
Total number of ATM's	70	62	61	61	62
Total number of branches	71	62	62	62	63
Parent company only - investment in subsidiaries	221,626	213,583	213,507	210,370	208,363
Parent company only - intangible assets	134	134	134	134	134
Page 9

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: January 15, 2004	/s/ Barry L. Crow
Barry L. Crow, Executive Vice President

and Chief Financial Officer